UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2006

                                 OPTIGENEX INC.
               (Exact name of registrant as specified in charter)

           Delaware                 000-51248                    20-1678933
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)              Identification No.)

750 Lexington Avenue 6th Floor, New York                           10022
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                                David Westra Esq.
                               39 Sheridan Avenue
                          West Orange, New Jersey 07052
                                  212 564 1010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 12, 2006, Jack Favia resigned his position as a director of Optigenex Inc.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            None

      (b)   Pro forma financial information.

            None

      (c)   Exhibits.

            None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Optigenex, Inc.


Date: June 12, 2006                             By: /s/ Anthony Bonelli
                                                    -------------------
                                                    Chief Executive Officer